UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 22, 2011
iCAD, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9341	02-0377419

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

98 Spit Brook Road, Suite 100, Nashua, New Hampshire	03062

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (603) 882-5200
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On July 27, 2011 iCAD, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2011. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On July 22, 2011, Mr. Jeffrey Barnes resigned as Executive Vice President of Global Commercial Operations of the Company effective at the close of business on August 5, 2011.

Item 9.01	Financial Statements and Exhibits
Exhibit 99.1 referenced below is being furnished pursuant to Item 2.02, is not to be considered filed under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.
(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release of iCAD, Inc., dated July 27, 2011.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

iCAD, INC.
(Registrant)

By:	/s/ Kevin Burns

Kevin Burns
Executive Vice President of Finance,
Chief Financial Officer
Date: July 27, 2011

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press Release of iCAD, Inc. dated July 27, 2011.